FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: May 14, 2002

(Date of earliest event reported)

Toyota Auto Finance Receivables LLC on behalf of the
Toyota Auto Receivables 2002-B Owner Trust

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-74872 (Commission File Number)	95-4836519 (I.R.S. Employer Identification No.)

19300 Gramercy Place, North Building
Torrance, California 90509

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 468-7333

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 5.  OTHER EVENTS

     Attached as Exhibit 99.1 to this Current Report is a Term Sheet circulated by Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America Securities LLC, Guzman & Company, J.P. Morgan Securities, Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., and The Williams Capital Group, L.P., in connection with the Registrant’s offering of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the “Offered Notes”). The Offered Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the “Prospectus”) which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”). The offering of the Offered Notes has been registered pursuant to the Act under the Registrant’s Registration Statement on Form S-3 (No. 333-74872) (the “Registration Statement”). This Term Sheet will be incorporated by reference in the Registration Statement.

     Any statement or information contained in the Term Sheet may be modified or superseded by subsequent similar materials or by statements or information contained in the Prospectus.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibit

               Exhibit 99.1      Term Sheet.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC

By:	/s/ Lloyd Mistele
	Name: Title:	Lloyd Mistele President

Date: May 16, 2002

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

99.1	Term Sheet